SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549



                               FORM 8-K / A
                            Amendment Number 1



          Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



  Date of Report (date of earliest event reported): December 3, 2002



                            AMBASE CORPORATION

        (exact name of registration as specified in its charter)

Delaware                         1-7265                    95-2962743
(State of other                  (Commission               (I.R.S. Employer
jurisdiction                     file number)              identification No.)
of incorporation)



100 PUTNAM GREEN, GREENWICH, CT                 06830-6027
(Address of principal executive offices)        (zip code)


Registrant's telephone number, including area code: (203) 532-2000

Item 2. Acquisition or Disposition of Assets

On December 3, 2002, AmBase Corporation (the "Company") completed the previously announced purchase of a 38,000 square foot office building in Greenwich, CT, for investment purposes. The building was purchased from National Office Partners Limited Partnership, an unaffiliated third party. The purchase price of approximately $17,250,000 was financed with the Company's available funds. This Form 8-K/A amends the Form 8-K filed on December 17, 2002 to include the financial statements, and pro forma financial information set forth under Item 7.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired.

Statement of Revenue and Certain Operating Expenses of the Property Acquired from National Office Partners Limited Partnership for the years ended December 31, 2001, 2000 and 1999, and the nine months ended September 30, 2002 (unaudited) with related notes thereof.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Partners of National Office Partners Limited Partnership



We have audited the accompanying Statement of Revenue and Certain Operating Expenses of the Property Acquired from National Office Partners Limited Partnership (the "Partnership"), as described in Note 1, for each of the three years in the period ended December 31, 2001. This statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this statement based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Operating Expenses of the Property Acquired was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the revenues and expenses of the property acquired.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the property acquired for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP
    New York, NY
    February 10, 2003

NATIONAL OFFICE PARTNERS LIMITED PARTNERSHIP

Statement of Revenue and Certain Operating Expenses of the Property Acquired (in thousands)

                                   Nine Months                   Year ended            Year ended            Year ended
                                   ended September 30,           December 31,          December 31,          December 31,
                                   2002 (unaudited)              2001                  2000                  1999
                                   ================              ============          ===========           ===========

Total revenues                              $ 1,224                   $ 1,581               $1,513                $1,496
                                            -------                   -------              -------               -------
Certain operating expenses:
Property operating and
   maintenance                                  155                       195                  208                   204
   Utilities                                     68                        87                   98                   135
   Real estate taxes                             61                        72                   70                    67
                                            -------                   -------              -------               -------
Total certain operating expenses                284                       354                  376                   406
                                            -------                   -------              -------               -------
Revenues in excess of certain
   operating expenses                          $940                    $1,227              $ 1,137               $ 1,090
                                            =======                   =======              =======               =======



The accompanying notes are an integral part of this statement.

                  NATIONAL OFFICE PARTNERS LIMITED PARTNERSHIP
     Notes to  Statement  of Revenue and Certain  Operating  Expenses
                     of the Property Acquired
  Nine Months Ended September 30, 2002 and Years Ended December 31, 2001,
                           2000 and 1999


1. Business and Summary of Significant Accounting Policies:

BUSINESS

The Statement of Revenue and Certain Operating Expenses of the Property Acquired (the "Statement") reflects the operations of 2 Soundview Drive located in Greenwich, CT (the "Property"). The Property was owned and managed by National Office Partners Limited Partnership ("NOP").

BASIS OF PRESENTATION

The Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a filing on Form 8-K for the Property acquired described elsewhere herein, and is not a complete presentation of the actual operations of the Property for the periods presented. Certain revenues and expenses considered by management not comparable to the proposed future operations of the Property have been excluded, consisting primarily of third party management fee expense, depreciation and nonrecurring tenant income and expenses.

The Statement for the nine months ended September 30, 2002 is unaudited but reflects, in management's opinion, all adjustments, consisting only of normal recurring adjustments, that are necessary for a fair presentation of the Property's revenues and certain operating expenses, as described above. The revenues and certain operating expenses for the nine months ended September 30, 2002 are not necessarily indicative of the revenues and certain operating expenses that may be expected for the full fiscal year or any future periods.

ESTIMATES

The Statement is prepared in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period. Actual results could differ from those estimates.

REVENUE  RECOGNITION

Minimum rental revenues attributable to operating leases are recognized when earned and due from tenants. Revenue from tenant reimbursement of common area maintenance and other operating expenses is recognized pursuant to the tenant's lease. The effects of scheduled rent increases and rent concessions, if any, are presented on a straight line basis over the term of the lease.

PROPERTY  OPERATING  AND MAINTENANCE

Included in property operating and maintenance are expenses for common area maintenance, insurance and other reimbursable operating expenses.

                     NATIONAL OFFICE PARTNERS LIMITED PARTNERSHIP
         Notes to  Statement  of Revenue and Certain  Operating  Expenses
                          of the Property Acquired
   Nine Months Ended September 30, 2002 and Years Ended December 31, 2001,
                              2000 and 1999

2. Tenant Leases

The Property is leased to tenants under operating leases with varying terms. Future minimum rentals receivable from tenants under non-cancelable operating leases, excluding tenant reimbursements of operating expenses and real estate escalations, are approximately as follows:

                                                              December 31
                                                              -----------
                  2002                                         $1,471,000
                  2003                                          1,683,000
                  2004                                          1,631,000
                  2005                                          1,651,000
                  2006                                          1,549,000
                  Thereafter                                    3,224,000
                                                              -----------
                                                              $11,209,000
                                                              ===========

(b) Pro Forma Financial Information:


The following pro forma consolidated balance sheet and pro forma consolidated statements of operations, presents historical amounts for AmBase Corporation and subsidiaries (the "Company"), adjusted for the effects of the purchase by the Company of 2 Soundview Drive, Greenwich, CT, (the "Property").

The pro forma consolidated balance sheet and the pro forma consolidated statement of operations of the Company should be read in conjunction with the historical financial statements and notes thereto of the Company presented in the Company's Form 10-Q for the Quarterly Period Ended September 30, 2002 and Form 10-K for the Annual Period Ended December 31, 2001.

The pro forma consolidated balance sheet and pro forma consolidated statements of operations are unaudited and are not necessarily indicative of what the actual financial position or results of operations of the Company, nor do they purport to represent the future financial position or result of operations of the Company.

                             AmBase Corporation
                    Pro forma Consolidated Balance Sheet
                             September 30, 2002
               (unaudited, in thousands, except share data)

                                                                                             Pro forma
                                                                         Historical (A)      Adjustments (B)       Pro forma
                                                                         ==============      ===============       =========
Assets:
Cash and cash equivalents..........................................          $1,617                $ 257 (C)       $   1,874
Investment securities:
    Held to maturity (historical market value $39,843).............          39,841              (17,291)(D)          22,550
    Available for sale, carried at fair value .....................             398                  -                   398
                                                                           --------              -------            --------
Total investment securities........................................          40,239              (17,291)             22,948
                                                                           --------              -------            --------
Fixed assets (historical net of accumulated depreciation of $147)..           2,366               17,291 (D)          19,657
Other assets.......................................................              58                  -                    58
                                                                           --------              -------            --------
Total assets.......................................................         $44,280                $ 257            $ 44,537
                                                                           ========              =======            ========
Liabilities and Stockholders' Equity:
Liabilities:
Accounts payable and accrued liabilities...........................        $  1,172                $  -                1,172
Supplemental retirement plan.......................................           7,377                   -                7,377
Postretirement welfare benefits....................................             815                   -                  815
Other liabilities..................................................              88                  257 (C)             345
Litigation reserves................................................           1,353                   -                1,353
                                                                           --------              -------            --------
Total liabilities..................................................          10,805                  257              11,062
                                                                           --------              -------            --------
Commitments and contingencies......................................             -                     -                  -
                                                                           --------              -------            --------
Stockholders' equity:
Common stock ($0.01 par value, 200,000,000 authorized,
46,335,007 issued).....................................................         463                   -                 463
Paid-in capital........................................................     547,940                   -             547,940
Accumulated other comprehensive income (loss)..........................          (2)                  -                  (2)
Accumulated deficit ...................................................    (514,279)                  -            (514,279)
Treasury stock, at cost 126,488 shares.................................        (647)                  -                (647)
                                                                           --------              --------          --------
Total stockholders' equity                                                   33,475                   -              33,475
                                                                           --------              --------          --------
Total liabilities and stockholders' equity.............................    $ 44,280                $  -             $44,537
..                                                                          ========              ========          ========



The accompanying notes are an integral part of these consolidated financial statements.

                                AmBase Corporation
                  Pro forma Consolidated Statement of Operations
               (unaudited, in thousands, except per share amounts)
                  for the Nine Months Ended September 30, 2002



                                                                          Pro forma                 Pro forma
                                                   Historical (a)         Adjustments (b)           Amounts
                                                   ==============         ===============           =========
Operating revenues:
Rental income                                       $   -                    $ 1,452  (c)            $ 1,452
                                                    --------                  -------                --------
                                                        -                      1,452                   1,452
                                                    --------                  -------                --------
Operating expenses:
Compensation and benefits...................          2,670                       -                    2,670
Professional and outside services...........            861                       -                      861
Insurance...................................             60                       12  (d)                 72
Occupancy ..................................             74                      279  (e)                353
Other operating ............................            140                      209  (f)                349
                                                    --------                  -------                --------
                                                      3,805                      500                   4,305
                                                    --------                  -------                --------
Operating income (loss) ....................         (3,805)                     952                  (2,853)
                                                    --------                  -------                --------
Interest income ............................            570                     (213) (g)                357
Other income ...............................            433                     (228) (h)                205
Write down of investments ..................         (1,600)                      -                   (1,600)
                                                    --------                  -------                --------
Income (loss) before income taxes ..........         (4,402)                     511                  (3,891)
Income tax expense .........................           (134)                      -                     (134)
                                                    --------                  -------                --------
Net income (loss) ..........................       $ (4,536)                     511                 $(4,025)
                                                    ========                  =======                ========

Income (loss) per common share:

Net income (loss) - basic...................       $ (0.10)                                         $ (0.09)
                                                    =======                                          =======

Net income (loss) - assuming dilution.......       $ (0.10)                                         $ (0.09)
                                                    =======                                          =======

Weighted average shares outstanding:

Basic.......................................        46,209                                           46,209
                                                    ======                                           ======
Diluted.....................................        46,379                                           46,379
                                                    ======                                           ======




The accompanying notes are an integral part of these consolidated financial statements.

                                 AmBase Corporation
                   Pro forma Consolidated Statement of Operations
                (unaudited, in thousands, except per share amounts)
                     for the Year Ended December 31, 2001


                                                                             Pro forma                     Pro forma
                                                 Historical (a)              Adjustments (b)               Amounts
                                                 ==============              ===============               =========
Operating revenues:
Rental income                                    $    -                          $ 1,759 (c)                 $ 1,759
                                                  --------                      --------                    --------
                                                                                   1,759                       1,759
                                                  --------                      --------                    --------
Operating expenses:
Compensation and benefits...................         5,021                           -                         5,021
Professional and outside services...........         1,020                           -                         1,020
Insurance...................................            65                            16 (d)                      81
Occupancy ..................................           117                           350 (e)                     467
Other operating ............................           183                           279                         462
..                                                 --------                      --------                    --------
                                                     6,406                           645                       7,051
                                                  --------                      --------                    --------
Operating income (loss) ....................        (6,406)                        1,114                      (5,292)
                                                  --------                      --------                    --------
Interest income ............................         2,099                          (323) (g)                  1,776
Reversal of withholding obligation reserve..        66,388                          -                         66,388
Other income ...............................           254                          (179) (h)                     75
                                                  --------                      --------                    --------
Income before income taxes .................        62,335                           612                      62,947
Income tax expense .........................          (225)                         -                           (225)
                                                  --------                      --------                    --------
Net income .................................      $ 62,110                         $ 612                    $ 62,722
                                                  ========                      ========                    ========


Income per common share:


Net income - basic..........................       $  1.34                                                  $  1.36
                                                   =======                                                  ========

Net income - assuming dilution..............       $  1.34                                                  $  1.35
                                                   =======                                                  ========

Weighted average shares outstanding:

Basic.......................................        46,209                                                   46,209
                                                   =======                                                  =======
Diluted.....................................        46,314                                                   46,314
                                                   =======                                                  =======





The accompanying notes are an integral part of these consolidated financial statements.

                           AmBase Corporation
           Notes to Pro forma Consolidated Balance Sheet
                           September 30, 2002
                               (unaudited)



PRESENTATION

The preceding pro forma consolidated balance sheet as of September 30, 2002, presents the historical amounts for AmBase Corporation and subsidiaries (the "Company"), adjusted for the effects of the purchase by the Company of 2 Soundview Drive, Greenwich, CT, (the "Property") as if such transaction had occurred on September 30, 2002.

The pro forma consolidated balance sheet should be read in conjunction with the pro forma consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company presented in the Company's Form 10-Q for the Quarterly Period Ended September 30, 2002.

The pro forma consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position of the Company would have been had the transaction described above actually occurred on September 30, 2002, nor does it purport to represent the future financial position of the Company.


NOTES AND MANAGEMENT ASSUMPTIONS

(A) Reflects the consolidated historical balance sheet of the Company as of September 30, 2002, as contained in the historical consolidated financial statements and notes thereto presented in the Company's Form 10-Q for the Quarterly Period Ended September 30, 2002.

(B) Represents adjustments to reflect the Property purchase as indicated below.

(C) Represents adjustments for security deposits and tenant building allowances received by the Company in connection with the Property purchase.

(D) Represents the aggregate Property purchase costs incurred by the Company (allocated among land, and building), based on the terms of the contract, as follows:

                  Cash                                        $17,250,000
                  Transaction costs                                41,000
                                                              -----------
                  Total                                       $17,291,000
                                                              ===========


                              AmBase Corporation
        Notes to Pro forma Consolidated Statements of Operations
   Nine Months Ended September 30, 2002, and Year Ended December 31, 2001
                                  (unaudited)


PRESENTATION

The preceding pro forma consolidated statements of operations for the nine months ended September 30, 2002, and for the year ended December 31, 2001, present the historical amounts for the Company, adjusted for the effects of the Property purchase by the Company, as if such transaction had occurred on January 1, 2001.

The pro forma consolidated statements of operations should be read in conjunction with the pro forma consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company presented in the Company's Form 10-Q for the Quarterly Period Ended September 30, 2002 and Form 10-K for the Annual Period Ended December 31, 2001.

The pro forma consolidated statements of operations are unaudited and are not necessarily indicative of what actual results of operations of the Company would have been had the transactions described above actually occurred on January 1, 2001, nor do they purport to represent the future results of operations of the Company.



NOTES AND MANAGEMENT ASSUMPTIONS

(a) Reflects the historical consolidated results of operations of the Company for the nine months ended September 30, 2002 and the year ended December 31, 2001, respectively, as contained in the historical consolidated financial statements and notes thereto.

(b) Reflects the pro forma revenues and expenses for the Property purchased by the Company in connection with the Property purchased, for the nine months ended September 30, 2002 and the year ended December 31, 2001, respectively.

(c) Pro forma rental income includes base rents, tenant payments for expense escalations and tenant reimbursements relating to the Property purchased, as well as amounts relating to the building previously owned by the Company, which amounts had been classified as other income. Base rents are presented on a straight line basis calculated from January 1, 1999 forward.

(d) Reflects estimated insurance expenses.

(e) Reflects estimated third party operating expenses, including in part, cleaning, security, repairs and maintenance, and real estate taxes.

(f) Reflects depreciation expense,  based on the building related portion of the
purchase  price   ($10,891,000),   and  associated  costs,  using  straight-line
depreciation over 39 years.

(g) Pro forma adjustments to investment income, reflects decreased interest income due to $17,250,000 less invested, at weighted average interest rates as of the end of each period.

(h) Reflects reclassification of rental income amounts previously classified as other income.

                                AmBase Corporation
         Estimated Twelve Month Pro Forma Statement of Taxable Income
                        and Operating Funds Available
                                 (unaudited)

The following unaudited statement is a pro forma estimate for the twelve-month period ended September 30, 2002 of taxable income (loss) and funds available from the consolidated operations of the Company. The pro forma statement is based on the Company's historical operating results for the twelve month period ended September 30, 2002, adjusted for the pro forma historical operations of the Property acquired during the twelve month period ended September 30, 2002 and certain items related to operations that can be financially supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with the historical financial statements and notes thereto of the Company presented in the Company's Form 10-Q for the Quarterly Period Ended September 30, 2002 and Form 10-K for the Annual Period Ended December 31, 2001 and the pro forma financial statements and notes thereto of the Company presented elsewhere in this filing.

         Estimate of taxable income (loss):

         Company pro forma income for the twelve
         month period ended September 30, 2002                     $ (1,107,000)

         Net adjustment for tax basis revenue and
         expense recognition, exclusive of depreciation (1)              37,000
                                                                   -------------
         Pro forma taxable income (loss)                           $ (1,070,000)
                                                                   =============


         Estimated operating funds available:

         Pro forma taxable income                                  $ (1,070,000)
         Add: Pro forma depreciation                                    279,000
                                                                   -------------
         Estimated operating funds available (2)                   $   (791,000)
                                                                   =============


(1) Represents the net adjustment reversing the effects of rental revenue recognition on a straight-line basis.

(2) Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund current and projected cash needs.

(c) Exhibits.

         23.1 Consent of PricewaterhouseCoopers, LLP

         99.1 Copy of Press Release dated December 17, 2002 (previously filed)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmBase Corporation





By: /s/ John Ferrara
        Vice President and Chief Financial
        Officer and Controller
        (Principal Financial and Accounting Officer)

Date: February 10, 2003.